UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 16, 2013

CONSOLIDATED GRAPHICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	001-12631	76-0190827
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

5858 WESTHEIMER, SUITE 200

HOUSTON, TEXAS 77057

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 — OTHER EVENTS.

On December 16, 2013, Consolidated Graphics, Inc., a Texas corporation (“Consolidated Graphics”), issued a joint press release with R.R. Donnelley & Sons Company, a Delaware corporation (“RR Donnelley”), announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 on December 13, 2013 in connection with the previously announced merger agreement between RR Donnelley and Consolidated Graphics.  A copy of the joint press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)  EXHIBITS

99.1            Joint Press Release issued by Consolidated Graphics, Inc. and R.R. Donnelley & Sons Company on December 16, 2013.

Additional Information and Where To Find It

This report relates to a proposed transaction between Consolidated Graphics and RR Donnelley. In connection with the proposed transaction, RR Donnelley has filed a registration statement on Form S-4 with the SEC, which includes a preliminary proxy statement/prospectus.  Consolidated Graphics will deliver a definitive proxy statement/prospectus to Consolidated Graphics shareholders.  This report is not a substitute for the registration statement, proxy statement/prospectus or any other documents that Consolidated Graphics or RR Donnelley may file with the SEC or send to Consolidated Graphics shareholders in connection with the proposed transaction.  BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF CONSOLIDATED GRAPHICS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED BY RR DONNELLEY OR CONSOLIDATED GRAPHICS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and security holders may obtain free copies of the registration statement, the proxy statement/prospectus and other relevant documents filed or that will be filed by Consolidated Graphics or RR Donnelley with the SEC through the website maintained by the SEC at http://www.sec.gov.  Copies of the proxy statement/prospectus and other relevant documents filed by Consolidated Graphics with the SEC are available free of charge on Consolidated Graphics’ internet website at http://investors.cgx.com/phoenix.zhtml?c=78535&p=irol-sec or by contacting Consolidated Graphics’ Investor Relations Department at (713) 787-0977.  Copies of the registration statement, proxy statement/prospectus and other relevant documents filed by RR Donnelley with the SEC are available free of charge on RR Donnelley’s internet website at http://investor.rrd.com/sec.cfm or by contacting RR Donnelley’s Investor Relations Department at (800) 742-4455.

No Offer or Solicitation

This report does not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this announcement in any jurisdiction in contravention of applicable law.  Participants in the Solicitation Consolidated Graphics, RR Donnelley, and their respective directors and executive officers may be considered participants in the solicitation of proxies from Consolidated Graphics shareholders in connection with the proposed transaction.  Information about the directors and executive officers of Consolidated Graphics is set forth in its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on July 9, 2013.  Information about the directors and executive officers of RR Donnelley is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 15, 2013.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC.

Use of Forward-Looking Statements

This report includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of Consolidated Graphics and RR Donnelley, their expectations relating to the proposed transaction and their future financial condition and performance, including estimated synergies. Statements that are not historical facts, including statements about Consolidated Graphics or RR Donnelley managements’ beliefs and expectations, are forward-looking statements. Words such as “believes”, “anticipates”, “estimates”, “expects”, “intends”, “aims”, “potential”, “will”, “would”, “could”, “considered”, “likely”, “estimate” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While Consolidated Graphics and RR Donnelley believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Consolidated Graphics’ or RR Donnelley’s control.  By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur.  Actual results may differ materially from Consolidated Graphics’ and RR Donnelley’s current expectations depending upon a number of factors affecting their businesses and risks associated with the successful execution and integration of the proposed transaction and the performance of their businesses following such transaction.  These factors include, among others, the inherent uncertainty associated with financial projections; the volatility and disruption of the capital and credit markets, and adverse changes in the global economy; factors that affect customer demand, including changes in postal rates and postal regulations, changes in the capital markets, changes in advertising markets, the rate of migration from paper-based forms to digital format, customers’ budgetary constraints and customers’ changes in short-range and long-range plans; customers’ financial strength; shortages or changes in availability, or increases in costs of, key materials (such as ink, paper and fuel); changes in tax laws or interpretations that could increase Consolidated Graphics’ consolidated tax liabilities; competitive pressures in all markets in which Consolidated Graphics operates; successful completion of the proposed transaction, the ability to implement plans for the integration of the proposed transaction, the receipt of approvals for the proposed transaction, and such other risks and uncertainties detailed in Consolidated Graphics’ and RR Donnelley’s  periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in Consolidated Graphics’ Form 10-K for the fiscal year ended March 31, 2013 and in RR Donnelley’s Form 10-K for the fiscal year ended December 31, 2012, in Consolidated Graphics’ and RR Donnelley’s  subsequent filings with the SEC and in other investor communications of Consolidated Graphics and RR Donnelley from time to time.  Consolidated Graphics and RR Donnelley do not undertake to and specifically decline any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

By:	/s/ Jon C. Biro
Jon C. Biro
Executive Vice President and
Chief Financial and Accounting Officer

Date: December 16, 2013

Exhibit Index

Exhibit Number	Description
99.1	Joint Press Release issued by Consolidated Graphics, Inc. and R.R. Donnelley & Sons Company on December 16, 2013.